FREMONT MUTUAL FUNDS, INC.

                         Supplement dated March 31, 2003
                                       to
                         Prospectus dated March 1, 2003

FREMONT LARGE CAP VALUE FUND (FORMERLY FREMONT NEW ERA VALUE FUND)

On March 21, 2003, the name of the Fremont New Era Value Fund was changed to the "Fremont Large Cap Value Fund." Fremont Investment Advisors, Inc. ("the Advisor") believes that this new name better describes the Fund's investment objective and management style.

The following replaces the Portfolio Management and Principal Strategy sections on pages 6 and 7 of the Prospectus:

PORTFOLIO MANAGEMENT

Fremont Investment Advisors, Inc. ("the Advisor") has retained Alliance Capital Management LP, ("AllianceBernstein") to manage the Fremont Large Cap Value Fund (formerly Fremont New Era Value Fund), effective March 31, 2003. The Fund was formerly managed by the Advisor. As of December 31, 2002, AllianceBernstein managed $387 billion in assets. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high net worth individuals worldwide.

The five-member Relative Value Portfolio Management Team of AllianceBernstein will manage the Large Cap Value Fund. The Relative Value Portfolio Management Team includes: Paul Rissman, executive vice president, Frank Caruso, senior vice president, Aryeh Glatter, senior vice president, Susanne Lent, senior vice president, and Craig Ayers, vice president. The members of the team have an average of 13 years of industry experience.

PRINCIPAL STRATEGY

The Fund invests in undervalued stocks of large U.S. corporations. Under normal conditions, the Fund will hold approximately 60-80 stocks. At any time, the Fund may hold more or fewer stocks depending on market conditions or asset flows. As of December 31, 2002, the median market cap of the Fund was $53.0 billion.

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Normally,  the Fund will  invest at least 80% of its total  assets in these U.S.
large cap stocks. The Fund's policy of investing 80% of its assets in U.S. large cap companies may be changed only upon 60 days' written notice to shareholders.

Fund management follows their Relative Value Strategy to select stocks for the portfolio:

     o First, Fund management applies a quantitative model to identify undervalued stocks with positive earnings revisions.

     o Next, they conduct qualitative due diligence on stocks that ranked well based on their quantitative model.

Stocks are normally sold when the model ranks a stock poorly or when Fund management loses conviction in a company's fundamentals.

Although the Fremont Large Cap Value Fund is structured as a non-diversified Fund, it is likely that most of the time the portfolio will be diversified.

The following supplements the Comparative Returns section on page 6 of the prospectus:

COMPARATIVE RETURNS

Effective March 31, 2003, the Fund changed its benchmark index from the S&P 500 Index to the Russell 1000 Value Index. The Advisor believes that the Russell 1000 Value Index more closely represents the manager's value-oriented style. For comparison purposes, both indexes are shown below.

Russell 1000 Value Index (Does not reflect deductions for fees, expenses or taxes.)

                           1 Year           Since 12/29/00
                           -------------------------------
                           -15.53%             -10.70%

S&P 500 Index (Does not reflect deductions for fees, expenses or taxes.)

                           1 Year           Since 12/29/00
                           -------------------------------
                           -22.09%             -17.11%

The following supplements the Investment Terms on page 35 of the prospectus:

RUSSELL 1000 INDEX--A comprehensive large cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

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RUSSELL  1000  VALUE  INDEX--Measures  the  performance  of those  Russell  1000 companies (see definition above) with lower price-to-book ratios and lower forecasted growth values.